Exhibit 10.7
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE

1000 WEBWARD LLC, a Delaware limited liability company (“Landlord”), and QUICKEN LOANS, LLC, a Michigan limited liability company (formerly known as “Quicken Loans Inc., a Michigan corporation”) (“Tenant”), enter into this Third Amendment to Amended and Restated Lease (this “Amendment”) dated as of July 16, 2021.

RECITALS

A.Landlord and Tenant entered into that certain Amended and Restated Lease dated December 31, 2014 (the “Original Lease”), as amended by that certain First Amendment to Amended and Restated Lease dated as of May 1, 2017 (the “First Amendment”), that certain Second Amendment to Amended and Restated Lease dated as of December 17, 2018 (the “Second Amendment”), and that certain letter agreement dated June 30, 2019 between Landlord and Tenant (the “2019 Letter Agreement”, and, together with the Original Lease, the First Amendment, and the Second Amendment, the “Lease”), with respect to certain premises more particularly described therein in the building having a US Postal Service Address and an emergency response address of One Campus Martius, Detroit, Michigan 48226 (the “Building”).

B.Prior to the execution of the Second Amendment, the Premises consisted of approximately 371,505 rentable square feet located in the Monroe wing and Woodward wing of the Building (the “Existing Premises”).

C.As contemplated by the Second Amendment, Landlord has constructed an addition to the Building (the “Addition”), which Addition is sometimes referred to as the “Infill”.

D.Pursuant to the terms of the Second Amendment, Tenant agreed that it would lease 83,250 rentable square feet of space in the Addition in accordance with the terms thereof (referred to therein as the Expansion Premises and herein as the “Second Amendment Expansion Premises”). The Second Amendment did not specify which floors Tenant would lease in the Addition and the parties desire to specify such floors in this Amendment.

E.Landlord and Tenant have agreed that Tenant shall lease an additional 115,459 rentable square feet in the Addition as described herein (the “Third Amendment Expansion Premises”). The Second Amendment Expansion Premises and the Third Amendment Expansion Premises are sometimes referred to herein as the “Infill Premises”.

F.Landlord and Tenant desire to further amend the Lease as more particularly set forth herein.

G.Except as may be expressly set forth in this Amendment to the contrary, capitalized terms used but not defined herein have the same meaning ascribed to such terms in the Lease.

NOW, THEREFORE, in consideration of the covenants, and conditions set forth herein and in the Lease, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant do hereby covenant, promise and agree that the Lease is amended as follows:

1.Recitals. The recital clauses herein above set forth are hereby incorporated by reference as though set forth verbatim and at length herein.

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

2.Second Amendment. Paragraphs 2(b), 2(c), 3, 6, 7(e), and 8 of the Second Amendment and the first sentence of Paragraph 4 of the Second Amendment are hereby deleted in their respective entireties and are of no further force and effect.

3.Lease of the Second Amendment Expansion Premises and Third Amendment Expansion Premises.

(a)Notwithstanding anything contained in the Second Amendment to the contrary, the parties have agreed that the Second Amendment Expansion Premises consists of
(i) all of the rentable square feet on the Addition’s eleventh floor, which is a total amount of 33,030 rentable square feet (the “Eleventh Floor Infill Premises”); (ii) all of the rentable square feet on the Addition’s twelfth floor, which is a total amount of 33,030 rentable square feet (the “Twelfth Floor Infill Premises”); and (iii) a portion of the rentable square footage on the fifth floor of the Addition, consisting of 17,190 rentable square feet (the “Second Amendment Fifth Floor Infill Premises”). In total, the Second Amendment Expansion Premises consists of 83,250 rentable square feet of space in the Addition, as more particularly shown on Exhibit “A” attached hereto.

(b)Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Third Amendment Expansion Premises, subject to and in accordance with the terms and conditions of this Amendment. The Third Amendment Expansion Premises consists of (i) all of the rentable square feet on the Addition’s sixth floor, which is a total amount of 33,030 rentable square feet (the “Sixth Floor Infill Premises”); (ii) all of the rentable square feet on the Addition’s seventh floor, which is a total amount of 33,030 rentable square feet (the “Seventh Floor Infill Premises”); (iii) all of the rentable square feet on the Addition’s eighth floor, which is a total amount of 33,030 rentable square feet (the “Eighth Floor Infill Premises”); and (iv) the remaining portion of the rentable square feet on the fifth floor of the Addition which is not included in the Second Amendment Expansion Premises, which is a total amount of 16,369 rentable square feet (the “Third Amendment Fifth Floor Infill Premises”, and, together with the Second Amendment Fifth Floor Infill Premises, the “Fifth Floor Infill Premises”, which consists of a total amount of 33,559 rentable square feet).

(c)In total, the Third Amendment Expansion Premises consists of 115,459 rentable square feet of space in the Addition, as more particularly shown on Exhibit “B” attached hereto. In total, the Second Amendment Expansion Premises and Third Amendment Expansion Premises consist of 198,709 rentable square feet.

(d)Notwithstanding anything contained in Paragraph 2 of the Second Amendment to the contrary, the Second Amendment Expansion Premises was delivered in multiple phases. The Third Amendment Expansion Premises was also delivered in multiple phases. From and after each applicable Phase Commencement Date (as defined below in Paragraph 4(b)), such portion of the Infill Premises that is so delivered is included in the definition of the Premises (as such term is defined in Section 1(d) of the Lease) for all purposes of the Lease, as amended by this Amendment, except as otherwise specified in this Amendment. Accordingly, upon the Phase Six Commencement Date (as defined below), the “Premises”, as such term is defined in the Lease, shall mean the Existing Premises, the Second Amendment Expansion Premises, and the Third Amendment Expansion Premises, consisting of approximately 570,214 rentable square feet in total.

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

4.Term of Lease of the Infill Premises; Phase Rent Commencement Dates.

(a)Landlord has delivered the Second Amendment Premises and the Third Amendment Premises to Tenant in multiple phases as set forth below and Tenant’s lease of the portions of the Infill Premises as referenced below commenced on the date that Landlord delivered the same to Tenant as provided below and shall expire on the Expiration Date (i.e., December 31, 2028):

(i)The first phase (“Phase One”), consisting of the Eleventh Floor Infill Premises and the Twelfth Floor Infill Premises, was delivered on November 24, 2020 (the “Phase One Commencement Date”). The “Phase One Rent Commencement Date” is the Phase One Commencement Date.

(ii)The second phase (“Phase Two”), consisting of the Eighth Floor Infill Premises, was delivered on December 30, 2020 (the “Phase Two Commencement Date”). The “Phase Two Rent Commencement Date” is the Phase Two Commencement Date.

(iii)The third phase (“Phase Three”), consisting of the Sixth Floor Infill Premises, was delivered on January 15, 2021 (the “Phase Three Commencement Date”). The “Phase Three Rent Commencement Date” is the Phase Three Commencement Date.

(iv)The fourth phase (“Phase Four”), consisting of the Second Amendment Fifth Floor Infill Premises, was delivered on January 26, 2021 (the “Phase Four Commencement Date”). The “Phase Four Rent Commencement Date” is the Phase Four Commencement Date.

(v)The fifth phase (“Phase Five”), consisting of the Third Amendment Fifth Floor Infill Premises, was delivered on January 26, 2021 (the “Phase Five Commencement Date”). The “Phase Five Rent Commencement Date” is the Phase Five Commencement Date.

(vi)The sixth phase (“Phase Six”), consisting of the Seventh Floor Infill Premises, was delivered on February 22, 2021 (the “Phase Six Commencement Date”). The “Phase Six Rent Commencement Date” is the Phase Six Commencement Date.

(b)Each of Phase One, Phase Two, Phase Three, Phase Four, Phase Five, and Phase Six is sometimes referred to herein as a “Phase”. Each of the Phase One Commencement Date, Phase Two Commencement Date, Phase Three Commencement Date, Phase Four Commencement Date, Phase Five Commencement Date, and Phase Six Commencement Date is sometimes referred to herein as a “Phase Commencement Date”. Each of the Phase One Rent Commencement Date, Phase Two Rent Commencement Date, Phase Three Rent Commencement Date, Phase Four Rent Commencement Date, Phase Five Rent Commencement Date, and Phase Six Rent Commencement Date is sometimes referred to herein as a “Phase Rent Commencement Date”.

5.Basic Rental.

(a)The Basic Rental for the Second Amendment Expansion Premises is
[***] per rentable square foot per annum. Upon each of the Phase One Rent Commencement Date and Phase Four Rent Commencement Date, Tenant shall commence paying Basic Rental for the Phase One and Phase Four spaces, as applicable, at such rental rate, the same to be

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

paid at the same time and in the same manner as the Basic Rental payable for the Existing Premises prior to this Amendment.

(b)Upon each of the Phase Two Rent Commencement Date, Phase Three Rent Commencement Date, Phase Five Rent Commencement Date, and Phase Six Rent Commencement Date, Tenant shall commence paying Basic Rental for the Phase Two, Phase Three, Phase Five, and Phase Six spaces, as applicable, at the then-applicable per rentable square foot per annum rental rate set forth below (subject to subsequent escalations as set forth below), the same to be paid at the same time and in the same manner as the Basic Rental is payable by Tenant to Landlord for the Existing Premises under the Lease:

Third Amendment Lease Year1	Per Rentable Square Foot Per Annum
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

The term “Third Amendment Lease Year” shall mean each [***] period beginning on the Phase Two Rent Commencement Date; provided, however, if the Phase Two Rent Commencement Date is not the first day of a calendar month, the first Third Amendment Lease Year shall commence on the Phase Two Rent Commencement Date and end on the last day of the [***] thereafter and the second and each succeeding Third Amendment Lease Year shall commence on the first day of the next calendar month.

(c)After each of the Phase Two Rent Commencement Date, Phase Three Rent Commencement Date, Phase Five Rent Commencement Date, and Phase Six Rent Commencement Date have been determined, Tenant shall, upon request, execute and deliver to Landlord a letter of acceptance of delivery of the applicable Phase which shall also set forth a schedule of Basic Rental for such Phase (which shall include the exact dates of all escalations in Basic Rental for such Phase, as well as the annual and monthly amounts of Basic Rental for such Phase during each period), and shall contain such other information pertaining to such Phase as Landlord may reasonably request.

6.Tenant's Share.

(a)Until January 1, 2022, Tenant shall pay Tenant's Share of Excess Expenses and Excess Taxes in accordance with Section 5 of the Lease (as amended by Paragraph 5 of the Second Amendment) with respect to the Existing Premises.

(b)Notwithstanding anything to the contrary in Paragraph 5 of the Second Amendment, from and after January 1, 2022, Tenant shall pay Tenant’s Share of Excess

1 This schedule shows the maximum number of Third Amendment Lease Years that could possibly occur during the Extended Term. However, in no event shall this schedule be effective with respect to any period after the end of the Extended Term (December 31, 2028).

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

Expenses and Excess Taxes in accordance with the terms of Section 5 of the Lease, as modified by this Paragraph 6, with respect to the Existing Premises and the Infill Premises.

(c)The portion of the Building excluding the Garage Retail and Addition is sometimes referred to herein as the “Original Office Building.” The portion of the Building including the Addition but excluding the Garage Retail is sometimes referred to herein as the “Office Building”. From and after January 1, 2022, Tenant's Share as described in Lease Sections 1(k) and 5(a)(vii) shall mean, (i) with respect to the Existing Premises, the quotient that shall be calculated by dividing the rentable square foot area of the Existing Premises by the rentable square foot area of the Original Office Building, and (ii) with respect to the Infill Premises, the quotient that shall be calculated by dividing the rentable square foot area of the Infill Premises by the rentable square foot area of the Addition. From and after January 1, 2022, for purposes of calculating the Existing Premises Base Expenses and the Infill Premises Base Expenses (both as hereinafter defined), and for purposes of calculating Tenant’s Share of Excess Expenses: (A) to the maximum extent possible, Landlord will equitably allocate Expenses to either the Original Office Building or the Addition; (B) to the extent that any Expenses pertain to the Office Building as a whole, and cannot be allocated solely to either the Original Office Building or the Addition, such Expenses shall be divided between the Original Office Building and the Addition based on a fraction, the numerator of which is the rentable square footage of only the Original Office Building or the Addition, as applicable, and the denominator of which is the total rentable square footage of the Office Building; and (C) to the extent that any Expenses pertain to the Building as a whole, and cannot be allocated solely to the Original Office Building, the Addition, the Office Building, or the Garage Retail, such Expenses shall be divided between the Original Office Building, the Addition, and the Garage Retail based on a fraction, the numerator of which is the rentable square footage of only the Original Office Building, the Addition, or the Garage Retail, as applicable, and the denominator of which is the total rentable square footage of the Building. Similarly, from and after January 1, 2022, for purposes of calculating the Existing Premises Base Taxes and the Infill Premises Base Taxes (both as hereinafter defined), and for purposes of calculating Tenant’s Share of Excess Taxes: (I) to the maximum extent possible, Landlord will equitably allocate Taxes to either the Original Office Building or the Addition; (II) to the extent that any Taxes pertain to the Office Building as a whole, and cannot be allocated solely to either the Original Office Building or the Addition, such Taxes shall be divided between the Original Office Building and the Addition based on a fraction, the numerator of which is the rentable square footage of only the Original Office Building or the Addition, as applicable, and the denominator of which is the total rentable square footage of the Office Building; and (III) to the extent that any Taxes pertain to the Building as a whole, and cannot be allocated solely to the Original Office Building, the Addition, the Office Building, or the Garage Retail, such Expenses shall be divided between the Original Office Building, the Addition, and the Garage Retail based on a fraction, the numerator of which is the rentable square footage of only the Original Office Building, the Addition, or the Garage Retail, as applicable, and the denominator of which is the total rentable square footage of the Building.

(d)The Base Expenses as defined in Lease Section 1(i) shall mean (i) with respect to the Existing Premises, the actual Expenses for the 2015 calendar year that are paid or incurred by Landlord (the “Existing Premises Base Expenses”), and (ii) with respect to the Infill Premises, the actual Expenses for the 2021 calendar year that are paid or incurred by Landlord and allocated to the Addition pursuant to Paragraph 6(c) above (the “Infill Premises Base Expenses”). The Excess Expenses shall mean the total dollar increase in Expenses, if any, which are paid or incurred by Landlord in the respective calendar year, over (A) the

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

Existing Premises Base Expenses with respect to the Existing Premises, and (B) the Infill Premises Base Expenses with respect to the Infill Premises.

(e)The Base Taxes as defined in Lease Section 1(j) shall mean (i) with respect to the Existing Premises, the Taxes for the 2015 calendar year (the 2015 Summer Taxes due July 1st and the 2015 Winter Taxes due December 1st) which are due, owing and paid by Landlord (the “Existing Premises Base Taxes”), and (ii) with respect to the Infill Premises, the Taxes for the 2021 calendar year (the Summer Taxes due July 1st and the Winter Taxes due December 1st during the 2021 calendar year) which are due, owing and paid by Landlord and allocated to the Addition pursuant to Paragraph 6(c) above (the “Infill Premises Base Taxes”). The Excess Taxes shall mean the total dollar increase in Taxes, if any, which are paid by Landlord with respect to the applicable calendar year, over (A) the Existing Premises Base Taxes with respect to the Existing Premises, and (B) the Infill Premises Base Taxes with respect to the Infill Premises.

(f)Accordingly, with respect to the Existing Premises, on or about January 1, 2022, (i) Landlord shall give Tenant advanced written notice of Landlord's estimate of (A) Tenant's Share for the Existing Premises of Excess Expenses over the Existing Premises Base Expenses and (B) Tenant's Share for the Existing Premises of Excess Taxes over the Existing Premises Base Taxes, and (ii) on or before the first (1st) day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12) of such estimated amounts.

(g)Additionally, with respect to the Infill Premises, on or about January 1, 2022, (i) Landlord shall give Tenant advanced written notice of Landlord's estimate of (A) Tenant's Share for the Infill Premises of Excess Expenses over the Infill Premises Base Expenses and (B) Tenant's Share for the Infill Premises of Excess Taxes over the Infill Premises Base Taxes, and (ii) on or before the first (1st) day of each month during the ensuing calendar year, Tenant shall pay to Landlord one-twelfth (1/12) of such estimated amounts.

(h)On or about January 1, 2023, and on or about January 1 of each ensuing calendar year, Landlord shall give Tenant notice of any revisions to the estimates described in subparagraphs (f) and (g) above; provided, until such notice is given with respect to the ensuing calendar year, Tenant shall continue to pay the amount currently payable pursuant hereto until after the month such notice is given.

(i)Notwithstanding anything to the contrary herein, for purposes of calculating amounts due as Tenant's Share of increases in Excess Expenses with respect to only the Infill Premises, the Controllable Expenses (as hereinafter defined) allocated to the Addition for any calendar year following calendar year 2021 shall not exceed the Cap (as hereinafter defined) on a cumulative basis. The “Cap” for the calendar year 2022 shall be one hundred three percent (103%) of the Controllable Expenses allocated to the Addition for calendar year 2021, and the Cap for each calendar year thereafter shall be one hundred three percent (103%) of the Cap for the highest amount of Controllable Expenses included in Expenses and allocated to the Addition for any preceding calendar year of the Term. The term “Controllable Expenses” shall mean all Expenses allocated to the Addition other than those Expenses attributable to snow and ice removal and salting, landscaping, utilities, taxes, insurance, security, costs subject to government regulation (such as minimum wages), and all costs incurred to comply with new or revised federal or state laws, municipal or county ordinances or codes or regulations promulgated under any of the same.

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

7.Security Fee.

(a)Tenant shall continue to pay the security fee for the Existing Premises as set forth in the Lease. The Security Fee payable for the Existing Premises shall increase annually by [***] on each January 1 (the “Security Fee Escalation Date”).

(b)With respect to the Second Amendment Expansion Premises, from and after each applicable Phase Rent Commencement Date, Tenant shall pay to Landlord the sum of [***] per rentable square foot of the portion of the then-delivered Second Amendment Expansion Premises per year for security services to be provided in accordance with Exhibit G of the Lease, which costs shall be paid in the same manner and at the same time as Tenant pays Basic Rental. The security fee for the Second Amendment Expansion Premises will increase by [***] on each Security Fee Escalation Date, with the first escalation occurring on the Security Fee Escalation Date in 2022.

(c)With respect to the Third Amendment Expansion Premises, from and after each applicable Phase Rent Commencement Date, Tenant shall pay to Landlord the sum of [***] per rentable square foot of the portion of the then-delivered Third Amendment Expansion Premises per year for security services to be provided in accordance with Exhibit G of the Lease, which costs shall be paid in the same manner and at the same time as Tenant pays Basic Rental. The security fee for the Third Amendment Expansion Premises will increase by [***] on each Security Fee Escalation Date, with the first escalation occurring on the Security Fee Escalation Date in 2022.

8.As-ls Condition.

(a)Tenant shall take possession of the Second Amendment Expansion Premises in accordance with the terms of the Second Amendment, including, but not limited to, Paragraph 7 thereof. The term “Tenant’s Work” as used in Paragraph 7 of the Second Amendment shall mean all work of whatsoever nature which is required for the construction and operation of the Second Amendment Expansion Premises pursuant to Section 8 of the Original Lease, and is also referred to herein as the “Second Amendment Tenant’s Work”. The term “Tenant Improvement Allowance” as used in Paragraph 7 of the Second Amendment is also referred to herein as the “Second Amendment Tenant Improvement Allowance”.

(b)Tenant shall take possession of the Third Amendment Expansion Premises in its “AS IS” condition with no work of any kind whatsoever to be performed by Landlord in the Third Amendment Expansion Premises. Tenant shall be responsible for any desired alterations to the Third Amendment Expansion Premises and such alterations shall be at Tenant’s sole cost and expense. Tenant shall be responsible, at its sole cost and expense, for furnishing the Third Amendment Expansion Premises with furniture, fixtures and equipment necessary or desirable for Tenant to operate its business from the Third Amendment Expansion Premises. At Tenant’s sole cost and expense, Tenant shall provide all work of whatsoever nature which is required for the construction and operation of the Third Amendment Expansion Premises pursuant to Section 8 of the Original Lease (“Third Amendment Tenant's Work”).

(c)In consideration of Tenant performing the Third Amendment Tenant’s Work and provided that Tenant is not in default under the Lease (beyond all applicable notice and grace and/or cure periods set forth therein), then Tenant shall be entitled to a tenant improvement allowance for improvement costs actually incurred up to [***] per rentable square foot of Third Amendment Expansion Premises pursuant to

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

the terms of this Paragraph 8 (the “Third Amendment Tenant Improvement Allowance”). The Third Amendment Tenant Improvement Allowance shall be paid to Tenant in partial installments for the Third Amendment Tenant’s Work actually completed but in no event more frequently than once per month. Such partial installments shall be reduced by a holdback of ten percent (10%) of the Third Amendment Partial Installment Request (as hereinafter defined), which holdback shall not be due and payable until the conditions of the Third Amendment Final Payment Request (as hereinafter defined) are satisfied. Landlord’s affiliate (Bedrock Management Services LLC) will receive a construction management fee of two and a half percent (2.5%) of the total construction costs for the Third Amendment Tenant’s Work, which shall be deducted from the Third Amendment Tenant Improvement Allowance.

(d)To obtain a partial installment, Tenant must submit to Landlord a request in writing (the “Third Amendment Partial Installment Request”), which written request shall include: (i) a breakdown of Tenant's construction costs to date, together with receipted invoices showing payment thereof, and (ii) supporting partial or final lien waivers and releases executed by Tenant's designer, the general contractor and all subcontractors and suppliers in connection with the Third Amendment Tenant’s Work (collectively, the “Third Amendment Partial Installment Documentation”). Upon Landlord's receipt and approval of the Third Amendment Partial Installment Documentation, Landlord shall pay the applicable portion of the Third Amendment Tenant Improvement Allowance (subject to the holdback set forth above) to Tenant within thirty (30) days thereafter, unless Landlord notifies Tenant, in writing, of its rejection (and reason therefore) of any or all of the Third Amendment Partial Installment Request, and if so, upon reasonable satisfaction of the objections, Landlord shall pay any remaining portion of the Third Amendment Partial Installment Request due to Tenant within ten (10) business days thereafter.

(e)After the Third Amendment Tenant’s Work is Substantially Complete (as defined below), Tenant will submit to Landlord a request in writing (the “Third Amendment Final Payment Request”) for the remainder of the Third Amendment Tenant Improvement Allowance (including any holdback), which written request shall include: (i) record “as-built” drawings showing all of the Third Amendment Tenant’s Work as actually constructed to be provided in both written and electronic media format (GADD), (ii) a breakdown of Tenant's final and total construction costs, together with receipted invoices showing payment thereof, (iii) a certified, written statement from Tenant's designer that all of the Third Amendment Tenant’s Work has been completed in accordance with the approved Tenant Improvement Plans, (iv) all supporting final lien waivers and releases executed by Tenant's designer, the general contractor and all subcontractors and suppliers in connection with the Third Amendment Tenant’s Work, and (v) a copy of the application for a certificate of occupancy, or amended certificate of occupancy required with respect to the Third Amendment Expansion Premises, together with all licenses, certificates, permits and other governmental authorizations necessary in connection with the Third Amendment Tenant’s Work and operation of Tenant's business from the Third Amendment Expansion Premises (collectively, the “Third Amendment Final Improvement Documentation”). Upon Landlord's receipt of the Third Amendment Final Improvement Documentation, Landlord shall pay the applicable portion of the Third Amendment Tenant Improvement Allowance (including any holdback) to Tenant within thirty (30) days thereafter, unless Landlord notifies Tenant, in writing, of its rejection (and reason therefor) of any or all of the Third Amendment Final Payment Request, and if so, upon reasonable satisfaction of the objections, Landlord shall pay any remaining portion of the Third Amendment Tenant Improvement Allowance due to Tenant within ten (10) business days thereafter. The Third Amendment Tenant’s Work shall be deemed “Substantially Complete” for purposes of this Amendment when Tenant has received a certificate of occupancy or temporary certificate of

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

occupancy from, or is otherwise permitted to use the Third Amendment Expansion Premises by, the local governmental authorities.

(f)Notwithstanding other provisions of this Paragraph 8 to the contrary, Tenant shall not be obligated to make any improvements to the Existing Premises, the Second Amendment Expansion Premises, or Third Amendment Expansion Premises other than those encompassed within the Second Amendment Tenant’s Work and Third Amendment Tenant's Work. Tenant shall be solely responsible for: (i) the cost of all improvements to or for the Second Amendment Expansion Premises that exceed the Second Amendment Tenant Improvement Allowance (plus any portion of the Refurbishment Allowance applied to such improvements); and (ii) the cost of all improvements to or for the Third Amendment Expansion Premises that exceed the Third Amendment Tenant Improvement Allowance. Notwithstanding anything contained in the Second Amendment or herein to the contrary: (A) neither the Refurbishment Allowance nor the Second Amendment Tenant Improvement Allowance shall be applied to the costs of any improvements to or for the Third Amendment Expansion Premises; and (B) the Third Amendment Tenant Improvement Allowance shall not be applied to the costs of any improvements to or for the Second Amendment Expansion Premises. Notwithstanding anything contained to the contrary in the Second Amendment, if after twelve (12) months after the Phase Six Rent Commencement Date, Tenant has not utilized all or any portion of the Refurbishment Allowance, the Second Amendment Tenant Improvement Allowance, or the Third Amendment Tenant Improvement Allowance, such remaining balance(s) of such allowance(s) shall be applied as credit towards Tenant's rent.

9.HVAC. For purposes of Section 11 of the Lease, the Building consists of the following three wings: (a) the Woodward wing, (b) the Monroe wing, and (c) the Addition wing. The respective rights and obligations of the parties with respect to the provision of HVAC service outside of Normal Business Hours under Section 11 of the Lease shall apply separately to each such wing.

10.Parking. Effective on each applicable Phase Rent Commencement Date, Landlord shall provide or cause to be provided to Tenant two (2) parking spaces per one thousand (1,000) rentable square feet of space in the portion of the Infill Premises that is the subject of such Phase that corresponds with such applicable Phase Rent Commencement Date until the entire Infill Premises is delivered by Landlord to Tenant, at which time, Tenant will be entitled to use two (2) parking spaces per one thousand (1,000) rentable square feet of space in the Infill Premises thereafter (the “Infill Premises Parking Spaces”). Infill Premises Parking Spaces will be located in parking facilities or lots that are no farther from the Building than four- tenths (0.4) of a mile. Except as otherwise set forth in this Paragraph 10, such Infill Premises Parking Spaces shall be in accordance with Section 35 of the Original Lease.

11.Transformational Brownfield Program Reporting Requirements. Notwithstanding anything to the contrary in the Lease (including, without limitation, any confidentiality requirements of the Lease), the parties agree as follows:

(a)Tenant acknowledges that the Development is an “eligible property” as defined by the Brownfield Redevelopment Financing Act, MCL 125.2651, et. (the “Act”). In connection therewith, the parties acknowledge that the purpose of this Paragraph 11 is to enable Landlord to receive certain tax incentives from the State of Michigan, the City of Detroit, or both (the “Tax Incentives”) to reimburse it for certain costs related to the development and renovation of the Development, and that, without such Tax Incentives, Landlord would not have developed or renovated the Development. Certain information to be reported pursuant to the

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

Act can only be provided by tenants at the Development. Therefore, Tenant’s strict compliance with the requirements of this Paragraph 11 is critical to Landlord for it to receive the benefits contemplated by the Act.

(b)From and after the Phase Two Commencement Date, for each calendar year falling wholly or in part within the term of the Lease (and during any other period in which Tenant is conducting business within any portion of the Infill Premises), Tenant shall be required to report the annual amount of state income tax withheld from all its employees whose principal place of employment is within the Infill Premises in accordance with the terms of this Paragraph 11.

(c)Within ten (10) business days after the full execution and delivery of this Amendment (the “Reporting Commencement Date”), Tenant shall designate an employee of Tenant who will be primarily responsible for fulfilling Tenant’s reporting obligations under this Paragraph 11, and shall notify Landlord in writing of the name of and contact information (including a physical address, direct telephone number, and electronic mail address) for such employee (the “Responsible Individual”). The Responsible Individual shall serve as Landlord’s primary point of contact with Tenant for matters relating to this Paragraph 11. Notwithstanding anything contained in the Lease to the contrary: (i) Landlord is hereby authorized to contact the Responsible Individual directly for inquiries and communications relating to matters addressed by this Paragraph 11; and (ii) the Responsible Individual shall be authorized to communicate directly with Landlord’s representatives, and shall be required to reasonably cooperate with Landlord in all matters relating to issues addressed by this Paragraph 11. Tenant may elect to change the employee serving as the Responsible Individual from time to time provided that Tenant notifies Landlord in writing of the name of and contact information (including a physical address, direct telephone number, and electronic mail address) for the new Responsible Individual as promptly as reasonably possible (and in no event more than ten (10) business days after such change is made).

(d)On or before the Reporting Commencement Date, Tenant shall notify Landlord in writing of its Federal Employer Identification Number (“FEIN”).

(e)Throughout the term of the Lease, Tenant authorizes Landlord to submit to the Michigan Department of Treasury (“MDT”) from time to time notification that Tenant is leasing space within the Building, Tenant’s FEIN, and the name and contact information for the Responsible Individual (the “Annual Employer Report”).

(f)Tenant acknowledges that after MDT’s receipt of the Annual Employer Report, MDT will send to Tenant a formal notice (the “Treasury Notice”), which may be by U.S. mail or electronic mail to the Responsible Individual, requesting submission of the Withholding Tax Information (as hereinafter defined) pertaining to Tenant’s employees for the preceding calendar year. Within twenty (20) days after Tenant’s receipt of any Treasury Notice, Tenant agrees to report, by providing the relevant information to MDT in the form and manner requested by MDT, the annual amount of State of Michigan personal income tax withheld from all of its employees whose principal place of employment is within the Infill Premises during any portion of the preceding calendar year, subject to Paragraph 11(g) below (the “Withholding Tax Information”). Such report shall include (in addition to any other information requested by MDT) the last four (4) digits of each such employee’s Social Security number and each such employee’s name and address. The above-described report to be provided by Tenant to MDT is sometimes herein referred to as the “Annual Withholding Capture Report.”

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

(g)Unless Landlord provides written direction to Tenant to the contrary (in which event Tenant shall comply with the written direction of Landlord), the Withholding Tax Information for any Annual Withholding Capture Report shall be calculated based on the full amount of withholding tax attributable to any employee of Tenant with a principal place of employment within the Infill Premises during any portion of the calendar year to which the applicable Annual Withholding Capture Report pertains. Unless otherwise dictated by the Act or regulations promulgated thereunder, the parties agree that an employee’s principal place of employment shall be determined based on the particular business location of Tenant at which such employee generally spends the majority of his or her working time, without regard to any hours during which such employee may work remotely at or from areas other than Tenant’s business locations (such as, without limitation, his or her home or another personal residence, public spaces, and privately owned locations that are open to the general public (e.g., restaurants, coffee shops, etc.)); provided, however, that such employee must have performed work physically within the Infill Premises at some point during the applicable calendar year in order for the Infill Premises to qualify as the employee’s principal place of employment.

(h)Within five (5) business days after Tenant submits any Annual Withholding Capture Report to MDT, Tenant shall notify Landlord in writing thereof. In addition, if Landlord requests information pertaining to the status of any Annual Withholding Capture Report (which request may be made by telephone or electronic mail to the Responsible Individual), Tenant shall provide to Landlord the information so requested within five (5) business days after such request is made.

(i)In the event that, after Tenant submits any Annual Withholding Capture Report to MDT, MDT requests any additional information, clarifications, or corrections with respect to such Withholding Tax Capture Report, Tenant shall promptly notify Landlord thereof and shall work diligently and in good faith to provide the requested information to MDT and to otherwise resolve any issues raised by MDT as may be necessary to cause MDT to accept the applicable Annual Withholding Capture Report.

(j)Notwithstanding anything contained in this Paragraph 11 to the contrary, Landlord shall have the right to require that Tenant increase the frequency of its reporting under this Paragraph 11 or otherwise update or modify such reporting to the extent necessary for Landlord to comply with the Act or any amendments thereto or rules promulgated thereunder so as to ensure that Landlord is able to receive the full benefit of the Tax Incentives. Upon any such notice from Landlord (which notice must include reasonably sufficient evidence establishing that the Act or any amendments thereto or rules promulgated thereunder requires such frequency of reporting to be increased and/or such updated or modified reporting requirements), Landlord and Tenant shall enter into a supplementary agreement or amendment to the Lease to set forth the modified reporting requirements and any procedures with respect thereto, provided that failure to enter into any such agreement or amendment shall not affect Tenant’s obligation to comply with the modified reporting requirements and any procedures with respect thereto.

(k)In the event that Tenant is permitted to assign the Lease, Tenant shall, on or before the effective date of such assignment, notify Landlord in writing of the assignee’s FEIN and of the name of and contact information (including a physical address, direct telephone number, and electronic mail address) for the employee of the assignee who will serve as the Responsible Individual. In the event that Tenant is permitted to sublease all or any portion of the Infill Premises, or to permit any portion of the Infill Premises to be occupied by any other party, Tenant shall: (i) require in the applicable sublease or occupancy agreement (as

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

applicable, a “Sublease”) that the subtenant or occupant (as applicable, the “Subtenant”) will comply with all of the obligations of Tenant under this Paragraph 11 in the same manner as if such Subtenant were the “Tenant” under the Lease (provided, subject to subparagraph (m)(iii) below, that this clause (i) shall not be construed as excusing Tenant from complying with such obligations to the extent required herein), subject to subparagraph (m)(iii) below; (ii) on or before the date that such Subtenant first takes occupancy of any portion of the Infill Premises, notify Landlord in writing of the Subtenant’s FEIN and of the name of and contact information (including a physical address, direct telephone number, and electronic mail address) for the employee of the Subtenant who will serve as the Responsible Individual; (iii) indicate whether such Subtenant is a Non-RKT Subtenant (as defined in subparagraph (m)(iii) below); and (iv) require in the applicable Sublease that Landlord and/or Tenant will have the right to exercise all of the rights and remedies described in subparagraph (m)(iii) below if the Sublease is with a Non-RKT Subtenant and such Non-RKT Subtenant fails to comply with its obligations under this Paragraph 11, including that (A) Tenant will have the right to terminate the Sublease if such Non-RKT Subtenant fails to comply with the obligations of this Paragraph 11, (B) Landlord is a third-party beneficiary of the Sublease and has the right, in its sole discretion, to enforce the terms of the Sublease against such Non-RKT Subtenant including seeking liquidated damages if such Non-RKT Subtenant fails to comply with its obligations under this Paragraph 11, and (C) such terms, rights, and obligations will survive the expiration or earlier termination of the Sublease.

(l)Tenant shall cooperate with Landlord in good faith in order to promptly cure any breach of this Paragraph 11 so that Landlord is able to receive the full benefit of the Tax Incentives.

(m)For so long as Quicken Loans, LLC or any affiliate (as such term is defined in Section 16(d) of the Lease) of Quicken Loans, LLC (collectively, “RKT Entities” or individually, a “RKT Entity”) is the Tenant under the Lease, then Paragraph 11(m)(i) (and, to the extent applicable, Paragraph 11(m)(iii)) shall apply and Paragraph 11(m)(ii) shall not apply except to the extent required by Paragraph 11(m)(iii)). In the event that Tenant is no longer a RKT Entity, then Paragraph 11(m)(ii) shall apply and Paragraph 11(m)(i) shall not apply.

(i)RKT Entities. If Tenant fails to comply with this Paragraph 11, in addition to any other rights and remedies available to Landlord, Landlord shall be entitled to pursue equitable relief, including, without limitation, specific performance of the terms and provisions of this Paragraph 11.

(ii)Non-RKT Entities. Tenant’s failure to comply with the requirements of this Paragraph 11 will cause Landlord to incur substantial economic damages and losses of types and in amounts that are impossible to compute and ascertain with certainty as a basis for recovery by Landlord of actual damages, and liquidated damages represent a fair, reasonable and appropriate estimate thereof. Accordingly, in lieu of actual damages for Tenant’s failure to strictly comply with this Paragraph 11, Tenant agrees that liquidated damages may be assessed and recovered by Landlord in the event Tenant fails to strictly comply with this Paragraph 11 and without Landlord being required to present any evidence of the amount or character of actual damages sustained by reason thereof. Therefore, if Tenant fails to strictly comply with the reporting requirements of this Paragraph 11, Tenant shall be liable to Landlord for payment of liquidated damages in the amount of [***] per rentable square foot of the Infill Premises for each calendar year with respect to which Tenant fails to comply with this Paragraph 11, with such amount being payable immediately upon demand by Landlord. Such liquidated damages are in addition to and do not limit any other rights and

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

remedies available to Landlord under the Lease, at law, or in equity for Tenant’s failure to comply with this Paragraph 11 (including, without limitation, any right that Landlord may have to terminate the Lease or seek specific performance of the terms and provisions of this Paragraph 11), except that Landlord shall not be entitled to pursue any monetary damages other than the liquidated damages specified above as a result of such failure by Tenant. Such liquidated damages are intended to represent estimated actual damages and are not intended as a penalty, and Tenant acknowledges that, in the absence of the Tax Incentives, the Basic Rental payable by Tenant under the Lease (as amended hereby) for the Infill Premises would be approximately [***] per rentable square foot per annum in excess of the amounts of Basic Rental set forth in this Amendment for the Infill Premises, and that, therefore, the liquidated damages amount set forth herein is a just, fair, and reasonable amount in the absence of the Tax Incentives. The parties acknowledge that such liquidated damages are calculated based on the following assumptions: (A) an average annual pay per occupant of [***] and a State of Michigan tax rate of 4.25% (resulting in annual state taxes of [***] per occupant);
(B) a recapture rate of fifty percent (50%) ([***] per occupant) under the Tax Incentives; and (C) a density of one (1) occupant per two hundred (200) rentable square feet.

(iii)Non-RKT Entity Subtenants. In the event that Tenant is a RKT Entity, but has entered into a Sublease for all or any portion of the Infill Premises with a Subtenant that is not a RKT Entity or ceases to be a RKT Entity during the term of such Sublease (at any time such Subtenant is not a RKT Entity, a “Non-RKT Subtenant”), and such Non-RKT Subtenant fails to strictly comply with the reporting requirements of this Paragraph 11, the Non-RKT Subtenant shall be liable to Landlord for payment of liquidated damages in the amount of [***] per rentable square foot of the portion of the Infill Premises so occupied by the Non-RKT Subtenant for each calendar year with respect to which such Non-RKT Subtenant fails to comply with this Paragraph 11, with such amount being payable immediately by the Non-RKT Subtenant upon demand by Landlord in accordance with subparagraph (m)(ii) above. In the event a Non-RKT Subtenant fails to strictly comply with the reporting requirements of this Paragraph 11, and fails to pay Landlord the liquidated damages which are required to be paid as a result of such failure, Tenant agrees, upon written request of Landlord, to terminate the Sublease with the Non-RKT Subtenant. Tenant further agrees that Landlord shall have the right to directly pursue the Non-RKT Subtenant for such liquidated damages.

(iv)Landlord agrees that in no event shall any RKT Entity be responsible for liquidated damages pursuant to this Paragraph 11.

(n)Tenant’s obligations under this Paragraph 11 shall survive the expiration or earlier termination of the Lease.

12.Brokerage Commissions. Landlord and Tenant represent and warrant each to the other that they have not dealt with any real estate broker in connection with the negotiation or execution of this Amendment other than Bedrock Management Services LLC (“Broker”). If either party breaches the foregoing representation and warranty it shall indemnify the other party against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the breaching party.

13.Notices.

(a)Tenant’s Address for notices, as set forth in Section 1(n) of the Lease, is hereby deleted in its entirety and amended to be:

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

(n)Tenant’s Address:    Quicken Loans, LLC 1005 Woodward Avenue Detroit, Michigan 48226 Attn: General Counsel
E-mail: QLLegalNotices@QuickenLoans.com

with a copy to:

Rock Central LLC
1005 Woodward Avenue
Detroit, Michigan 48226 Attn: General Counsel
E-mail: legalrealestate@rockcentraldetroit.com

(b)    Landlord’s Address for notices, as set forth in Section 1(o) of the Lease, is hereby deleted in its entirety and amended to be:

(o)Landlord’s Address:    1000 Webward LLC
c/o Bedrock Management Services LLC 630 Woodward Avenue
Detroit, Michigan 48226 Attn: Chief Executive Officer
E-mail: leasenotices@bedrockdetroit.com

with a copy to:

Bedrock Management Services LLC 630 Woodward Avenue
Detroit, Michigan 48226 Attn: General Counsel
E-mail: leasenotices@bedrockdetroit.com

14.Ratification. Tenant and Landlord each hereby ratify and confirm its respective obligations under the Lease, and represents and warrants to each other that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, the Lease is and remains in good standing and in full force and effect, and Tenant does not have any existing claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

15.Binding Effect; Conflicts; Governing Law; Venue; Captions. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by and construed in accordance with the laws of the state in which the Premises are located. The parties consent to the exclusive jurisdiction of the courts (state and federal) located within the City of Detroit and County of Wayne in the State of Michigan in connection with any dispute arising hereunder. The captions and headings used throughout this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

16.Counterparts. This Amendment may be executed in any number of counterparts and may be signed and/or transmitted by facsimile, electronic mail of a .pdf document, or electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. The parties further consent and agree that (i) to the extent a party signs this Amendment using electronic signature technology, by clicking “SIGN” (or similar election), such party is signing this Amendment electronically, and (ii) the electronic signature(s) appearing on this Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures. Each of Landlord and Tenant intends to be bound by electronically generated signatures and/or by signature(s) on the facsimile or electronically imaged document, is aware that the other party will rely on such signature(s), and hereby waives any defenses to the enforcement of the terms of this Amendment based on the form of signature(s).

[SIGNATURES APPEAR ON FOLLOWING PAGE]

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

DocuSign Envelope ID: F071F588-0E15-4AB9-B73E-B4310719C676

[SIGNATURE PAGE TO THIRD AMENDMENT TO AMENDED AND·RESTATED LEASE
    BETWEEN 1000 WEBWARD, LLC AND QUICKEN LOANS, LLC]
IN WITNESS WHEREOF, the parties hereto have executed this. Third Amendment to Amended and Restated Lease as of the date first set forth above.

    "LANDLORD"
1000 WEBWARD LLC,
a Delaware limited liability company

DocuSigned by:
/s/ Kofi Bonner
C6230DD0CF39494
Name: Kofi Bonner
Its: Authorized Representative

"TENANT'
QUICKEN LOANS, LLC,

By: /s/ Jay Farner
Name: Jay Farner
Its: Chief Executive Officer

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC
;

EXHIBIT “A”

SECOND AMENDMENT EXPANSION PREMISES

[The Eleventh Floor Infill Premises is the “Expansion Premises” shown on the below drawing]

QUICKEN LOANS, LLC

N
Expansion Premises
33,030 R.S.F
Existing Premises
68,254 R.S.F

FLOOR PLAN NOT TO SCALE

NEW DEMISED PREMISES	
Building Name	One Campus Martius
Building Address	1000 Woodward Ave, Detroit, MI 48226
Floor #	11th Floor

“A” Page 1 of 3

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

[The Twelfth Floor Infill Premises is the “Expansion Premises” shown on the below drawing]

QUICKEN LOANS, LLC

N
Expansion Premises
33,030 R.S.F
Existing Premises
69,827 R.S.F

FLOOR PLAN NOT TO SCALE

NEW DEMISED PREMISES	
Building Name	One Campus Martius
Building Address	1000 Woodward Ave, Detroit, MI 48226
Floor #	12th Floor

“A” Page 2 of 3

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

[The Second Amendment Fifth Floor Infill Premises is the “Expansion Premises” shown on the below drawing]

“A” Page 3 of 3

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

EXHIBIT “B”

THIRD AMENDMENT EXPANSION PREMISES

[The Sixth Floor Infill Premises is the shaded area shown on the below drawing]

QUICKEN LOANS, LLC

FLOOR PLAN NOT TO SCALE

EXPANSION PREMISES	
Building Name	One Campus Martius
Building Address	1000 Woodward Ave, Detroit, MI 48226
Floor #	6th Floor
Square Footage	33,030 R.S.F.

“B” Page 1 of 4

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

[The Seventh Floor Infill Premises is the shaded area shown on the below drawing]

QUICKEN LOANS, LLC

N
FLOOR PLAN NOT TO SCALE

EXPANSION PREMISES	
Building Name	One Campus Martius
Building Address	1000 Woodward Ave, Detroit, MI 48226
Floor #	7th Floor
Square Footage	33,030 R.S.F.

“B” Page 2 of 4

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

[The Eighth Floor Infill Premises is the “Expansion Premises” shown on the below drawing]

QUICKEN LOANS, LLC

N
Expansion Premises
33,030 R.S.F
Existing Premises
70,546 R.S.F

FLOOR PLAN NOT TO SCALE

NEW DEMISED PREMISES	
Building Name	One Campus Martius
Building Address	1000 Woodward Ave, Detroit, MI 48226
Floor #	8th Floor

“B” Page 3 of 4

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC

[The Third Amendment Fifth Floor Infill Premises is the “Expansion Premises” shown on the below drawing]

QUICKEN LOANS, LLC

N
Second Amendment
Fifth Floor Infill Premises
17,190 R.S.F
Expansion Premises
16,369 R.S.F
Existing Premises
25,261 R.S.F

FLOOR PLAN NOT TO SCALE

NEW DEMISED PREMISES	
Building Name	One Campus Martius
Building Address	1000 Woodward Ave, Detroit, MI 48226
Floor #	5th Floor

“B” Page 4 of 4

THIRD AMENDMENT TO AMENDED AND RESTATED LEASE-1000 WEBWARD LLC - QUICKEN LOANS, LLC